Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                    May, 1999
           Series 1999-09, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.146664
                                                      ------------------------
       Weighted average maturity                                       355.09
                                                      ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per      Prepayments Per    Interest Per
      Class    Certificate         Certificate       Certificate    Payout Rate
      -----    -----------         -----------       -----------    -----------
       R     $ 1000.00000000     $   874.20000000  $   5.60000000   %6.72000000
       1PO   $    1.55225382     $     0.67358768  $   0.00000000   %0.00000000
       2PO   $    1.11363619     $     0.24361677  $   0.00000000   %0.00000000
       1A1   $    5.09545955     $     4.45427351  $   5.08333330   %6.09999996
       1A2   $    0.00000000     $     0.00000000  $   5.08333344   %6.10000013
       1A4   $   10.57096761     $     9.24077217  $   5.41666673   %6.50000008
       1A5   $  393.54266185     $   348.93848857  $   5.62500120   %6.75000144
       1A6   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       1A7   $    0.00000000     $     0.00000000  $   5.62500416   %6.75000499
       1A8   $    0.00000000     $     0.00000000  $   5.41666667   %6.50000000
       1A3   $    0.00000000     $     0.20681828  $   6.94982926   %8.33979511
       1A9   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       RL    $ 1000.00000000     $   874.20000000  $   5.60000000   %6.72000000
       1S    $    0.00000000     $     0.00000000  $   0.74105776   %0.88926932
       2A1   $   22.29231224     $    21.31364245  $   5.62500000   %6.75000000
       2A2   $    0.00000000     $     0.00000000  $   5.62500137   %6.75000164
       2A3   $    0.00000000     $     0.00000000  $   5.62500042   %6.75000050
       2A4   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       2A5   $   26.39409780     $    25.23535260  $   5.62500000   %6.75000000
       2A6   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       2A7   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       2A8   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       2A9   $    0.00000000     $     0.00000000  $   5.62500000   %6.75000000
       2S    $    0.00000000     $     0.00000000  $   0.74735701   %0.89682841
       M     $    0.82409772     $     0.82409772  $   5.62500054   %6.75000065
       B1    $    0.82409792     $     0.82409792  $   5.62500000   %6.75000000
       B2    $    0.82409938     $     0.82409938  $   5.62500000   %6.75000000
       B3    $    0.82409816     $     0.82409816  $   5.62500000   %6.75000000
       B4    $    0.82409771     $     0.82409771  $   5.62500499   %6.75000598
       B5    $    0.82409418     $     0.82409418  $   5.62500150   %6.75000179

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       1A5             $               23,371.88
       1A3             $              286,875.00
       1A9             $               27,472.50

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       26,220.81
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  496,567,521.35
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,498
                                                                 ---------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance           Cusip
-----         -------           -----------------       -------           -----
R    $                  100.00  $            0.00  $             0.00  36157RT96
1PO  $            2,915,567.00  $    2,911,041.30  $           998.45  GEC9991PO
2PO  $              529,356.00  $      528,766.49  $           998.89  GEC9992PO
1A1  $           98,563,000.00  $   98,060,776.22  $           994.90  36157RT21
1A2  $           32,000,000.00  $   32,000,000.00  $         1,000.00  36157RS89
1A4  $           50,041,000.00  $   49,512,018.21  $           989.43  36157RT39
1A5  $            4,155,000.00  $    2,519,830.24  $           606.46  36157RT47
1A6  $           38,000,000.00  $   38,000,000.00  $         1,000.00  36157RT54
1A7  $            1,203,000.00  $    1,203,000.00  $         1,000.00  36157RT62
1A8  $           62,652,000.00  $   62,652,000.00  $         1,000.00  36157RT70
1A3  $           71,103,000.00  $   71,373,052.78  $         1,003.80  36157RS97
1A9  $            4,884,000.00  $    4,911,472.50  $         1,005.63  36157RT88
RL   $                  100.00  $            0.00  $             0.00  36157RU29
1S   $          250,344,295.92  $  248,392,722.70  $         1,000.00  GEC9909S1
2A1  $           38,400,000.00  $   37,543,975.21  $           977.71  36157RU37
2A2  $            3,653,000.00  $    3,653,000.00  $         1,000.00  36157RU45
2A3  $           12,039,000.00  $   12,039,000.00  $         1,000.00  36157RU52
2A4  $            1,750,000.00  $    1,750,000.00  $         1,000.00  36157RU60
2A5  $           50,000,000.00  $   48,680,295.11  $           973.61  36157RU78
2A6  $            2,000,000.00  $    2,000,000.00  $         1,000.00  36157RU86
2A7  $            2,600,000.00  $    2,600,000.00  $         1,000.00  36157RU94
2A8  $            1,000,000.00  $    1,000,000.00  $         1,000.00  36157RV28
2A9  $            3,600,000.00  $    3,600,000.00  $         1,000.00  36157RV36
2S   $           92,959,531.53  $   90,810,118.04  $         1,000.00  GEC9909S2
M    $            9,271,000.00  $    9,263,359.79  $           999.18  36157RV44
B1   $            3,758,000.00  $    3,754,903.04  $           999.18  36157RV51
B2   $            2,254,000.00  $    2,252,142.48  $           999.18  36157RV69
B3   $            2,506,000.00  $    2,503,934.81  $           999.18  36157RV77
B4   $            1,003,000.00  $    1,002,173.43  $           999.18  36157RV85
B5   $            1,253,813.00  $    1,252,779.74  $           999.18  36157RV93

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            2        Principal Balance        $    474,310.91
                              --------                               -----------
       2.   60-89 days
            Number            0        Principal Balance        $          0.00
                              --------                               -----------
       3.   90 days or more
            Number            0        Principal Balance        $          0.00
                              --------                               -----------
       4.   In Foreclosure
            Number            0        Principal Balance        $          0.00
                              --------                               -----------
       5.   Real Estate Owned
            Number            0        Principal Balance        $          0.00
                              --------                               -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.88926932
                                                                     -----------

     F.   Ending Notional Component Balances (if applicable):

                                   Ending Notional Balance
             Class
       Class 1A3_1           $                           0.00
       Class 1A3_2           $                           0.00
       Class 1A3_3           $                 150,163,776.22
       Class 1A3_4           $                 112,164,018.21

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
             Class
       Class 1A3_1           $                  20,103,000.00
       Class 1A3_2           $                  51,270,052.78
       Class 1A3_3           $                           0.00
       Class 1A3_4           $                           0.00

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.